Advanced Series Trust
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102
Telephone 800-752-6342

May 23, 2008

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST DeAM Small-Cap Value Portfolio, a Portfolio of the Advanced Series Trust (the "Trust"), you are cordially invited to a special meeting of Shareholders (a "Meeting") of the AST DeAM Small-Cap Value Portfolio to be held at the offices of the Trust, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on July 1, 2008, at 10:00 a.m., Eastern time.

The Meeting is very important to the future of the AST DeAM Small-Cap Value Portfolio. At the Meeting, the shareholders will be asked to approve, as more fully described in the attached Prospectus/Proxy Statement, a Plan of Reorganization (the "Plan") that would result in the reorganization of the AST DeAM Small-Cap Value Portfolio with, and into, the AST Small-Cap Value Portfolio.

The Trustees of the Trust unanimously recommend that you consider and approve the Plan. If the shareholders of the AST DeAM Small-Cap Value Portfolio in which you beneficially own shares approve the Plan, you will beneficially own shares of the AST Small-Cap Value Portfolio equal in value to your investment in the AST DeAM Small-Cap Value Portfolio after completion of the reorganization transaction. You will no longer beneficially own shares of the AST DeAM Small-Cap Value Portfolio, and the Portfolio will no longer exist.

As described in the attached Prospectus/Proxy Statement, the reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for contract owners assuming that the contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products.

Your vote is important no matter how large or small your investment. We urge you to read the Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided to be received by the Trust on or before the close of business on July 1, 2008. The shares that you beneficially own will be voted in accordance with instructions received by that date. All shares for which instructions are not received will be voted in the same proportion as the votes cast by contract owners on the issues presented.

Any questions or concerns you may have regarding the Meeting or the voting instruction card should be directed to your financial representative.

Sincerely,

  David R. Odenath, Jr.
  President
  Advanced Series Trust

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AST DEAM SMALL-CAP VALUE PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-8065

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 1, 2008

To the Shareholders of the AST DeAM Small-Cap Value Portfolio, a series of Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a special meeting of Shareholders (a "Meeting") of the AST DeAM Small-Cap Value Portfolio, a series of Advanced Series Trust (the "Trust"), will be held at the offices of the Trust, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on July 1, 2008, at 10:00 a.m., Eastern time.

The purpose of the Meeting is as follows:

I.  To approve a Plan of Reorganization (the "Plan"), by the Trust, on behalf of the AST DeAM Small-Cap Value Portfolio (the "DeAM Portfolio") and the AST Small-Cap Value Portfolio (the "SCV Portfolio" and together with the DeAM Portfolio, the "Portfolios"). As described in more detail below, the Plan provides for the transfer of all of DeAM Portfolio's assets to the SCV Portfolio in exchange for the SCV Portfolio's assumption of all of the DeAM Portfolio's liabilities and the SCV Portfolio's issuance to the DeAM Portfolio of shares of beneficial interest in SCV Portfolio. The SCV Portfolio shares received by the DeAM Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the DeAM Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the DeAM Portfolio, on a pro rata basis, of such SCV Portfolio shares to its shareholders in complete liquidation of the DeAM Portfolio. A vote in favor of the Plan by the shareholders of the DeAM Portfolio will constitute a vote in favor of the liquidation of the DeAM Portfolio and the termination of the DeAM Portfolio as a separate series of the Fund.

II.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the form of Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Trustees of the Fund has fixed the close of business on April 21, 2008, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the AST DeAM Small-Cap Value Portfolio is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Prospectus/Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Fund.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT A MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

  By order of the Board of Trustees.

  Deborah A. Docs
  Secretary
  Advanced Series Trust

May 23, 2008

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PROXY STATEMENT
for
AST DEAM SMALL-CAP VALUE PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST SMALL-CAP VALUE PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(800) 752-6342
Dated May 23, 2008

Reorganization of the AST DeAM Small-Cap Value Portfolio
into the AST Small-Cap Value Portfolio

This Prospectus/Proxy Statement is furnished in connection with the special meeting of shareholders (the "Meeting") of the AST DeAM Small-Cap Value Portfolio (the "DeAM Portfolio"), a Portfolio of the Advanced Series Trust (the "Trust"). At the Meeting, you will be asked to consider and approve a Plan of Reorganization (the "Plan") that provides for the reorganization of the DeAM Portfolio into the AST Small-Cap Value Portfolio (the "SCV Portfolio" and together with the DeAM Portfolio, the "Portfolios").

As described in more detail below, the Plan provides for the transfer of all of the DeAM Portfolio's assets to the SCV Portfolio in exchange for the SCV Portfolio's assumption of all of the DeAM Portfolio's liabilities and the SCV Portfolio's issuance to the DeAM Portfolio of shares of beneficial interest in the SCV Portfolio (the "SCV Portfolio Shares"). The SCV Portfolio Shares received by the DeAM Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the DeAM Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the DeAM Portfolio, on a pro rata basis, of the SCV Portfolio Shares to its shareholders in complete liquidation of the DeAM Portfolio. A vote in favor of the Plan by the shareholders of the DeAM Portfolio will constitute a vote in favor of the liquidation of the DeAM Portfolio and the termination of the DeAM Portfolio as a separate series of the Trust.

The acquisition of assets and assumption of liabilities of the DeAM Portfolio by the SCV Portfolio and related actions provided for by the Plan are referred to herein as the "Reorganization." If the shareholders of the DeAM Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the SCV Portfolio.

The Meeting will be held at the offices of the Trust, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065, on July 1, 2008, at 10:00 a.m., Eastern time.

The Board of Trustees of the Trust is soliciting these voting instructions on behalf of the DeAM Portfolio. This Prospectus/Proxy Statement will first be sent to contract owners on or about , 2008.

The DeAM Portfolio of the Trust serves as an underlying mutual fund for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Life Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the DeAM Portfolio through the Contracts and should consider themselves shareholders of the DeAM Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares of the DeAM Portfolio through its separate accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the DeAM Portfolio shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. Additional information about the SCV Portfolio has been filed with the Securities and Exchange Commission and can be found in the Prospectus for the Trust relating to the SCV Portfolio, dated May 1, 2008, which is incorporated herein by reference and is included, with and considered to be a part of, this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information, dated , 2008 (the "SAI"), relating to this Prospectus/Proxy Statement or other documents relating to the Trust without charge by calling 800-752-6342 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-8065. The SAI is incorporated herein by reference. The Securities and Exchange Commission ("SEC") maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Trust.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

4	Summary of the Proposal

5	Investment Objectives, Strategies, Fees and Performance of the Portfolios

16	Management of the Portfolios

18	Information about the Reorganization

21	Voting Information

22	Additional Information about the Trust and the Portfolios

22	Principal Holders of Shares

SUMMARY OF THE PROPOSAL

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the SCV Portfolio (Exhibit B).

You are being asked to consider and approve the Plan with respect to the DeAM Portfolio of which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the DeAM Portfolio into the SCV Portfolio, resulting in a single combined Portfolio.

The investment objectives of the DeAM Portfolio and the SCV Portfolio are substantially similar. The investment objective of the DeAM Portfolio is to seek maximum growth of investors' capital from a portfolio primarily of value stocks of smaller companies. The investment objective of the SCV Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. Each Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies.

Because the Portfolios are equity funds, the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for various reasons, including reasons related to the particular company, the industry of which it is part, or the securities markets generally. The Portfolios may use derivative instruments, such as options, futures, swaps and credit-linked securities, for risk management purposes or as part of their investment strategies. Risks of derivatives include counterparty risk, leverage risk and liquidity risk. In addition, the Portfolios may invest in foreign securities, which generally involves more risk than investments in U.S. issuers, including currency risk, foreign market risk, liquidity risk and political risk.

AST Investment Services, Inc. and Prudential Investments LLC serve as co-managers ("Investment Managers") of the Portfolios and supervise the applicable subadviser or subadvisers for each Portfolio. The current subadviser for the DeAM Portfolio is Deutsche Investment Management Americas, Inc. The current subadvisers for the SCV Portfolio are J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), Lee Munder Investments, Ltd. ("Lee Munder"), ClearBridge Advisors, LLC ("ClearBridge"), and Dreman Value Management LLC ("Dreman").

Shareholders of the DeAM Portfolio will have their shares exchanged for shares of the SCV Portfolio of equal dollar value based upon the value of the shares at the time the DeAM Portfolio's net assets are transferred to the SCV Portfolio. After the transfer of net assets and exchange of shares have been completed, the DeAM Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the DeAM Portfolio and will become a beneficial shareholder of the SCV Portfolio.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the shareholders of the DeAM Portfolio and the SCV Portfolio, and have also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Trust, on behalf of the Portfolios, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In considering whether to vote to approve the Plan, you should note:

•  The DeAM Portfolio and the SCV Portfolio have substantially similar investment objectives, policies and restrictions;

•  The DeAM Portfolio and the SCV Portfolio have the same Investment Managers but different subadvisers;

•  The SCV Portfolio is larger than the DeAM Portfolio;

•  Assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the DeAM Portfolio; and

•  The SCV Portfolio has a lower contractual investment management fee rate than the DeAM Portfolio, and for the twelve months ended December 31, 2007, the annualized operating expense ratio for the SCV Portfolio was lower than that for the DeAM Portfolio.

Voting

Each Contract owner invested in the DeAM Portfolio at the close of business on April 21, 2008 (the "Record Date") will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share of the DeAM Portfolio that he or she beneficially owns. In addition, each Participating Insurance Company will vote all shares of the DeAM Portfolio for which it does not receive voting instructions, and it will vote those shares in the same proportion as the votes cast by Contract owners. The presence at the Meeting of the Participating Insurance Companies will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote.

Approval of the Plan requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Meeting, or (ii) a majority of the shares entitle to vote.

Please provide voting instructions as soon as you receive this Prospectus/Proxy Statement. You may provide your voting instructions to your Participating Insurance Company by completing and signing the enclosed voting instruction card or by phone. If you vote by either of these methods, your votes will be officially cast at the Meeting by the relevant Participating Insurance Company acting through the persons appointed as proxies.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

INVESTMENT OBJECTIVES, STRATEGIES, FEES AND PERFORMANCE OF THE PORTFOLIOS

This section summarizes the investment policies of the SCV Portfolio and the DeAM Portfolio and the differences between them. For a more detailed description of the investment policies, strategies, risks, and investment restrictions of the AST Small-Cap Value Portfolio, you should read the Prospectus for that Portfolio that is incorporated by reference as a part of Exhibit B. For additional information about both Portfolios, please refer to the documents described in "Additional Information About the Fund, the Trust and the Portfolios," below.

THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE PORTFOLIOS

The investment objectives of the Portfolios are substantially similar. The investment objective of the DeAM Portfolio is to seek maximum growth of investors' capital from a portfolio primarily of value stocks of smaller companies. The investment objective of the SCV Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. The investment objective of either Portfolio may be changed with Board approval, only. Each Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small-capitalization companies. After the reorganization is completed, it is expected that the combined Portfolio will be managed according to the investment objective and policies of the SCV Portfolio.

AST Small-Cap Value Portfolio ("SCV Portfolio")

Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

The SCV Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in small capitalization companies. The 80% requirement applies at the time the SCV Portfolio invests its assets. Small capitalization companies are generally those that have market capitalizations (measured at the time of purchase) within the market capitalization range of the Russell 2000® Value Index.

The assets of the SCV Portfolio are independently managed by four subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the SCV Portfolio determine and allocate a portion of the SCV Portfolio's assets to each of the subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser will follow the SCV Portfolio's policy of investing, under normal circumstances, at least 80% of the SCV Portfolio's assets in small capitalization companies, each subadviser expects to utilize different investment strategies to achieve the SCV Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each subadviser are summarized below:

J.P. Morgan, as of January 31, 2008, was responsible for managing approximately 50% of the Portfolio's assets. This subadviser follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder, as of January 31, 2008, was responsible for managing approximately 22% of the Portfolio's assets. This subadviser seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the subadviser generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) Low stock price relative to a company's underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

ClearBridge, as of January 31, 2008, was responsible for managing approximately 10% of the Portfolio's assets. The subadviser emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. The subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. The subadviser also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the subadviser's individual security selection.

Dreman, as of January 31, 2008, was responsible for managing approximately 18% of the Portfolio's assets. Dreman's investment objective is to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach. Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Other Investments. Although the SCV Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the SCV Portfolio's investment objective and policies. The SCV Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the SCV Portfolio.

The SCV Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the SCV Portfolio may invest in foreign cash items in excess of this 20% limit). The SCV Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the SCV Portfolio's exposure to the equity markets. The SCV Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The SCV Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Temporary Investments. Up to 100% of the assets of the SCV Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the SCV Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DeAM Small-Cap Value Portfolio ("DeAM Portfolio")

Investment Objective: to seek maximum growth of investors' capital from a portfolio primarily of value stocks of smaller companies.

The DeAM Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the DeAM Portfolio invests its assets.

The DeAM Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small-sized companies included in the Russell 2000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. As noted earlier the subadviser employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Value Index, but which outperforms the Russell 2000® Value Index through active stock selection. The size of the companies in the Russell 2000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a standard deviation of +/ - 4%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio's market risk with that of a particular index, in this case the Russell 2000® Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

Deutsche Investment Management Americas, Inc. is the subadviser of the DeAM Portfolio. The subadviser generally takes a bottom-up approach to building the DeAM Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 2000® Value Index. The subadviser considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Portfolio's focus on the stocks of small-cap companies, investment in the DeAM Portfolio may involve substantially greater than average share price fluctuation and investment risk. While value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. While the DeAM Portfolio attempts to outperform the Russell 2000® Value Index, the DeAM Portfolio also may under-perform the Russell 2000® Value Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments. In addition to investing in common stocks, the DeAM Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the subadviser to offer opportunities for capital growth. Other types of securities in which the DeAM Portfolio may invest include:

Foreign Securities. The DeAM Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the DeAM Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives. The DeAM Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the DeAM Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The DeAM Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the DeAM Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the DeAM Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the DeAM Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the DeAM Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

FEES AND EXPENSES

The following table describes the fees and expenses that Contract owners may pay if they invest in the DeAM Portfolio and the SCV Portfolio, as well as the projected fees and expenses of the SCV Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	AST DeAM Small-Cap Value Portfolio	AST Small- Cap Value Portfolio	AST Small-Cap Value Portfolio Pro Forma Surviving
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because the Portfolio shares are generally purchased through variable insurance products, the contract prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	AST DeAM Small-Cap Value Portfolio[1]	AST Small- Cap Value Portfolio[2]	AST Small-Cap Value Portfolio Pro Forma Surviving[3]
Management Fees	0.95%	0.90%	0.90%
Distribution (12b-1) fees	None	None	None
Other expenses	0.18%	0.10%	0.09%
Total annual portfolio operating expenses	1.13%	1.00%	0.99%

1  Expenses are based upon the expenses for the AST DeAM Small-Cap Value Portfolio for the twelve months ended December 31, 2007. Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." For each Portfolio 0.03% of the 0.10% administrative services fee is voluntarily waived. The Investment Managers have voluntarily agreed to waive a portion of their management fee and/or limit total expenses for the AST DeAM Small-Cap Value Portfolio so that its total annual operating expenses do not exceed 1.14% of its average daily net assets. This voluntary arrangement may be discontinued or otherwise modified at any time.

2  Expenses are based upon the expenses for the AST Small Cap Value Portfolio for the twelve months ended December 31, 2007. Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." For each Portfolio, 0.03% of the 0.10% administrative services fee is voluntarily waived.

3  The expenses for the AST Small Cap Value Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the AST Small Cap Value Portfolio had acquired all of the assets and assumed all of the liabilities of the AST DeAM Small Cap Value Portfolio as of December 31, 2007. After the Reorganization, the investment advisory fee paid by the AST Small Cap Value Portfolio (Pro Forma Surviving) will be at the AST Small Cap Value Portfolio's contractual rate.

Expense Examples

The examples assume that you invest $10,000, that you receive a 5% return each year, and that the Portfolios' total operating expenses remain the same. The examples do not reflect contract charges, and if contract charges were included, expenses would be higher. Although your actual costs may be higher or lower, based on the above assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
AST DeAM Small Cap Value Portfolio	$115	$359	$622	$1,375
AST Small Cap Value Portfolio	102	318	552	1,225
AST Small Cap Value Portfolio (Projected after the Reorganization)	101	315	547	1,213

RISKS OF INVESTING IN THE PORTFOLIOS

The DeAM Portfolio and the SCV Portfolio both invest, under normal circumstances, at least 80% of the value of their assets in small capitalization companies. These Portfolios have substantially similar risks, which are described in more detail below.

Because each Portfolio invests primarily in stocks, each Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. A Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). To the extent a Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Principal Risks of the Portfolios

Because the Portfolios are equity funds, the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for various reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial. Accordingly, loss of money is a risk of investing in each of the Portfolios.

Also, the Portfolios have the following principal risks:

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Derivatives risk. The Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets. As open-end investment companies registered with the Securities and Exchange Commission (the

Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of the Portfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff. Derivatives are volatile and involve significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Additional Risks. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

The Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because the Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio generally may invest up to 15% of its net assets in illiquid securities. The relevant subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 15% of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies. In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

PERFORMANCE

The bar charts below show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The first table below each bar chart shows the Portfolio's best and worst quarters during the periods included in the bar chart. The second table shows the average annual total returns for periods ended December 31, 2007.

This information may help provide an indication of each Portfolio's risks by showing changes in performance from year to year and by comparing each Portfolio's performance with that of a broad-based securities index. The charts and tables do not reflect Contract charges. If the Contract charges were included, the annual returns would have been lower than those shown. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

AST Small-Cap Value Portfolio Annual Returns

BEST QUARTER: 19.09% (2nd quarter of 1999) WORST QUARTER: –19.88% (3rd quarter of 1998)

Average Annual Total Returns for periods ended 12/31/07

	1 YEAR	5 YEARS	10 YEARS
Portfolio	–5.61%	13.82%	7.34%
Russell 2000 Index*	–1.57%	16.25%	7.08%
Russell 2000 Value Index**	–9.78%	15.80%	9.06%

*  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**  The Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

AST DeAM Small Cap Value Portfolio Annual Returns

BEST QUARTER: 19.87% (2nd quarter of 2003) WORST QUARTER: -21.26% (3rd quarter of 2002)

Average Annual Total Returns for periods ended 12/31/07

	1 YEAR	5 YEAR	SINCE INCEPTION (5/1/02)
Portfolio	–17.77%	11.82%	5.51%
Russell 2000 Index*	–1.57%	16.25%	8.75%
Russell 2000 Value Index**	–9.78%	15.80%	8.96%

*  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**  The Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

CAPITALIZATIONS OF THE PORTFOLIOS BEFORE AND AFTER THE REORGANIZATION

The following tables set forth as of December 31, 2007: (i) the capitalization of the AST DeAM Small-Cap Value Portfolio, (ii) the capitalization of the AST Small-Cap Value Portfolio and (iii) the pro forma capitalization of the AST Small-Cap Value Portfolio as adjusted to give effect to the Reorganization.

	AST DeAM Small-Cap Value Portfolio (unaudited)	AST Small-Cap Value Portfolio (unaudited)	Adjustments		AST Small-Cap Value Portfolio Projected after Reorganization (unaudited)
Net assets (thousands)	$77,719	$952,564	$–85	(a)	$1,030,198
Total shares outstanding (thousands)	8,540	67,524	–3,037	(b)	73,027
Net asset value per share	$9.10	$14.11			$14.11

(a)  $84,500 of reorganization related expenses.

(b)  Shareholders of AST DeAM Small-Cap Value Portfolio would become shareholders of the AST Small-Cap Value Portfolio equal to the value of their holdings in the AST DeAM Small-Cap Value Portfolio.

MANAGEMENT OF THE PORTFOLIOS

This section describes the Investment Managers of the Portfolios. For more details on the management of the SCV Portfolio, you should read the Prospectus for that Portfolio which is included as Exhibit B.

Investment Managers of the AST Portfolios and the Trust. Prudential Investments LLC ("PI"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 and AST Investment Services, Inc. ("ASTI"), One Corporate Drive, Shelton, Connecticut 06484 serve as AST's Co-Managers. PI and ASTI are both wholly owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 0712-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077. As of December 31, 2007, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $121.1 billion.

The Trust's Investment Management Agreements, on behalf of each Portfolio, with PI and AST (the "Management Agreements"), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a "manager-of-managers" structure. Under that structure, the Investment Managers have engaged the subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemption from the Securities and Exchange Commission (the "Commission") that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Managers and the Trustees.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain subadvisers may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

Subadvisers of the Portfolios. Information about the subadviser for each Portfolio is set forth below. The Trust's Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager.

Portfolios	Investment Subadviser(s)
AST DeAM Small Cap Value Portfolio	Deutsche Investment Management Americas, Inc.

AST Small Cap Value Portfolio	J.P. Morgan Investment Management, Inc. Lee Munder Investments, Ltd. ClearBridge Advisors, LLC Dreman Value Management LLC

AST DeAM Small-Cap Value Portfolio

Deutsche Investment Management Americas Inc. ("DIMA") was founded in 1838 as Morgan Grenfell Inc. and has provided asset management services since 1953. As of December 31, 2007, as part of Deutsche Asset Management group (DeAM), DIMA managed approximately $229 billion of DeAM Americas' $302 billion in assets. DIMA's address is 345 Park Avenue, New York, New York 10154. Robert Wang, Julie Abbett and Jin Chen, CFA, are the portfolio managers for AST DeAM Small-Cap Value Portfolio. Mr. Wang, a Managing Director of DIMA, joined DIMA in 1995 and serves as Head of Quantitative Strategies Portfolio Management: New York. Ms. Abbett, a Director of DIMA, joined DIMA in 2000 and is a senior portfolio manager for Active Quantitative Equity: New York. Ms. Abbett has served as a portfolio manager of the Portfolios since July 2002. Ms. Chen, a Director of DIMA, joined DIMA in 1999 and is a senior portfolio manager for Active Quantitative Equity: New York. Ms. Chen has served as a portfolio manager for the Portfolios since March 2005.

AST Small-Cap Value Portfolio

J.P. Morgan Investment Management Inc. ("J.P. Morgan") is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2007, J.P. Morgan and its affiliated companies had approximately $1.193 billion in assets under management worldwide. J.P. Morgan's address is 245 Park Avenue, New York, New York 10167. The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by JP Morgan are Christopher T. Blum and Dennis S. Ruhl. Mr. Blum, managing director and an employee of the firm since 2001, is the Chief Investment Officer of the U.S. Behavioral Finance Group. Mr. Ruhl, vice president and an employee of the firm since 1999, is the head of the U.S. Behavioral Finance Small Cap Equity Group.

Lee Munder Investments, Ltd. ("Lee Munder") was founded in 2000 and is 80% owned by its employees with the remainder of the firm owned by Castanea Partners. As of December 31, 2007, Lee Munder managed approximately $4.6 billion in assets. Lee Munder's address is 200 Clarendon Street, Boston, Massachusetts 02116. R. Todd Vingers serves as the portfolio manager for the portion of the Portfolio managed by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager, prior to which he was a senior portfolio manager for American Century Investments.

ClearBridge Advisors, LLC ("ClearBridge") has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion. Peter Hable is a managing director of ClearBridge and is responsible for the day-to-day management for the portion of the Portfolio managed by ClearBridge. Mr. Hable has more than 25 years of investment industry experience and has managed the ClearBridge portion of the Portfolio since December 2005.

Dreman Value Management LLC ("Dreman") had approximately $18.8 billion under management as of December 31, 2007. Dreman's offices are located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. Dreman's address is 520 East Cooper Ave., Suite 230-4, Aspen, CO 81611. Dreman is an employee controlled and limited liability company with clients including, but not limited to, registered investment companies, separate accounts offered by variable annuity products, and individual investor accounts. David N. Dreman, E. Clifton Hoover, Jr., CFA, and Mark Roach manage the portion of the Portfolio assigned to Dreman. Mr. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. He founded his first investment firm, Dreman Value Management, Inc., in 1977. Mr. Hoover, Jr., has over 20 years of experience in the investment management industry. Prior to joining Dreman Value Management LLC, he was a Managing Director and Portfolio Manager at NFJ Investment Group. Mr. Roach is a Managing Director of Dreman. Prior to joining Dreman in November 2006, Mr. Roach was a Portfolio Manager at Vaughan Nelson Investment Management from 2002 through 2006.

INVESTMENT MANAGEMENT FEES

A discussion regarding the basis for the Board's approval of the Trust's investment advisory agreements is available in the Trust's semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust's annual report (for agreements approved during the six month period ended December 31).

The Reorganization, if approved by the shareholders of the DeAM Portfolio will result in a decrease in the annual investment management fee rate for current investors in the DeAM Portfolio from 0.95% to 0.90%. During the twelve month period ended December 31, 2007, the DeAM Portfolio paid $1,012,442 in investment management fees to the Investment Managers. If the fee rate applicable to the SCV Portfolio had been in effect during the period, the DeAM Portfolio would have paid $959,271 in investment management fees to PI.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the DeAM Portfolio and the SCV Portfolio. This section is only a summary of the Plan. For more details, you should read the actual Plan, which is attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Investment Managers, the Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), have unanimously approved the Reorganization and recommended that beneficial shareholders also approve the Reorganization. The Trustees unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of the Portfolios, and that the interests of the shareholders of the Portfolios would not be diluted as a result of the Reorganization. The Investment Managers proposed the Reorganization as part of an effort to consolidate certain similar Trust Portfolios. The Investment Managers provided the Trustees with detailed information regarding each Portfolio, including its management fee, total expenses, asset size and performance. At a meeting held on April 21, 2008, the Board considered a number of factors, including the following:

•  The DeAM Portfolio and the SCV Portfolio have substantially similar investment objectives, policies and restrictions;

•  The DeAM Portfolio and the SCV Portfolio have the same Investment Managers but different subadvisers;

•  The SCV Portfolio is larger than the DeAM Portfolio;

•  Assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the DeAM Portfolio; and

•  The SCV Portfolio has a lower contractual investment management fee rate than the DeAM Portfolio, and for the twelve months ended December 31, 2007, the annualized operating expense ratio for the SCV Portfolio was lower than that for the DeAM Portfolio.

For the reasons discussed above, the Board of Trustees unanimously recommends that you vote FOR each Plan.

If shareholders of the DeAM Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the DeAM Portfolio with one or more portfolios of the Trust, other than the SCV Portfolio, or unaffiliated funds.

Closing of the Reorganization

If shareholders of the DeAM Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the DeAM Portfolio and the SCV Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place. This is called the "closing date." If the shareholders of the DeAM Portfolio do not approve the Plan, the Reorganization will not take place and the Board will consider alternative courses of actions.

If the shareholders of the DeAM Portfolio approve the Plan, the DeAM Portfolio will deliver to the corresponding SCV Portfolio all of its assets on the closing date, and the SCV Portfolio will assume all of the liabilities of the DeAM Portfolio. The SCV Portfolio will then issue to the DeAM Portfolio shares a beneficial interest in the SCV Portfolio (the "SCV Portfolio Shares"). As a result, shareholders of the DeAM Portfolio will beneficially own shares of the SCV Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the SCV Portfolio. The stock transfer books of the DeAM Portfolio will be permanently closed on the closing date.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. It may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the DeAM Portfolio.

Expenses of the Reorganization

As stated above, the expenses resulting from the Reorganization will be paid by the Portfolios. Each Portfolio will bear its pro rata expense related to the Reorganization (based on the net assets of the relevant Portfolios). The estimated expenses to be borne by the Portfolios are summarized below.

Portfolio	Estimated Reorganization Related Expenses
AST DeAM Small Cap Value Portfolio	$6,374
AST Small Cap Value Portfolio	78,126

The Trust expects that some or all of the portfolio securities of the DeAM Portfolio will be transferred in-kind to the SCV Portfolio.

Certain Federal Income Tax Considerations

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the Participating Life Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Life Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Portfolio, including the application of state and local taxes.

Each Portfolio of the Trust complies with the diversification requirements of Section 817(h) of the Code. In general, each Portfolio declares and distributes any net realized long- and short-term capital gains at least annually, either during or after the close of the Portfolio's fiscal year. Distributions are made to the various separate accounts (not to Contract owners) in the form of additional shares (not in cash). The Reorganization may entail various consequences, which are discussed under the caption "Federal Income Tax Consequences of the Reorganization."

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete the Reorganization that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Trust, based upon representations made by each Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for federal income tax purposes.

Each Portfolio is treated as a partnership for federal income tax purposes. Based on such treatment and certain representations made by the DeAM Portfolio and the SCV Portfolio relating to the Reorganization, for federal income tax purposes (references to "shareholders" are to the Participating Life Insurance Companies):

1.  In accordance with Sections 721 and 731 of the Code, the transfer by the DeAM Portfolio of all of its assets to the SCV Portfolio, in exchange solely for SCV Portfolio Shares, the assumption by the SCV Portfolio of all of the liabilities of the DeAM Portfolio, and the distribution of the SCV Portfolio Shares to the shareholders of the DeAM Portfolio in complete liquidation of the DeAM Portfolio, should be tax-free to the shareholders of the DeAM Portfolio.

2.  The shareholders of the DeAM Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for SCV Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by the DeAM Portfolio upon the transfer of its assets to the SCV Portfolio in exchange solely for SCV Portfolio Shares and the assumption by the SCV Portfolio of the liabilities, if any, of the DeAM Portfolio. In addition, no gain or loss should be recognized by the DeAM Portfolio on the distribution of such SCV Portfolio Shares to the shareholders of the DeAM Portfolio (in liquidation of the DeAM Portfolio).

4.  No gain or loss should be recognized by the SCV Portfolio upon the acquisition of the assets of the DeAM Portfolio in exchange solely for SCV Portfolio Shares and the assumption of the liabilities, if any, of the DeAM Portfolio.

5.  The SCV Portfolio's tax basis for the assets acquired from the DeAM Portfolio should be the same as the tax basis of these assets when held by the DeAM Portfolio immediately before the transfer, and the holding period of such assets acquired by the SCV Portfolio should include the holding period of such assets when held by the DeAM Portfolio.

6.  A DeAM Portfolio's shareholder's tax basis for the SCV Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the DeAM Portfolio shares exchanged therefor, reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganization.

7.  The holding period of the SCV Portfolio Shares to be received by the shareholders of the DeAM Portfolio should include the holding period of their DeAM Portfolio shares exchanged therefor, provided such DeAM Portfolio shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts. Shareholders of the DeAM Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances. Contract owners should consult the prospectuses of their Contracts on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to the federal income tax consequences.

Characteristics of the SCV Portfolio Shares

Shares of the SCV Portfolios will be distributed to shareholders of the DeAM Portfolio and will have substantially similar legal characteristics as the shares of the DeAM Portfolio with respect to such matters as voting rights, assessibility, conversion rights, and transferability.

Each of the Portfolios is organized as a series of a Massachusetts business trust. Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of any Trust Portfolio and provides for indemnification of any Shareholder held liable. As such, shareholders would normally have no personal liability for the Portfolio's acts or obligations.

VOTING INFORMATION

Approval of the Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Meeting, or (ii) a majority of the shares entitled to vote. Pursuant to the Declaration of Trust, the holders of one-third of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the DeAM Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the Securities and Exchange Commission ("SEC"), each Participating Insurance Company, as record owner of the shares of the Portfolio, will vote the shares for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at the Meeting of the Participating Insurance Companies affiliated with the Investment Managers will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed proxy card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

Other Matters

The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE PORTFOLIOS

The Portfolios are series of Advanced Series Trust; each of which are open-end management investment companies registered with the SEC under the Investment Company Act 1940. Each Portfolio is, in effect, a separate mutual fund.

Additional information about SCV Portfolio is included in the Prospectus for SCV Portfolio dated May 1, 2008 (see Exhibit B), which contains the Portfolio's Financial Highlights and information regarding valuation of Portfolio shares and the purchase and redemption of Portfolio shares.

Additional information about the DeAM Portfolio is included in the prospectus for the Trust, dated May 1, 2008, and that prospectus is incorporated herein by reference. Further information about both Portfolios is included in the Statement of Additional Information of the Trust, dated May 1, 2008, and that document is incorporated herein by reference. These documents are available upon request and without charge by calling 800-752-6342 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Trust, on behalf of the Portfolios, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940. The Trust also prepares an annual report, which includes the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, all of the shares of the DeAM Portfolio and the SCV Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Company is required to offer Contract owners the opportunity to instruct it as to how to vote Portfolio shares. As of the Record Date, the following number of shares of beneficial interest of each Portfolio were outstanding.

Portfolio
AST DeAM Small-Cap Value	7,670,719.616	shares

AST Small-Cap Value	58,060,575.803	shares

As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. As of the Record Date, no shareholder beneficially owned 5% or more of either Portfolio. As of the Record Date, the Trustees and Officers of the Trust as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit
A	Form of Agreement and Plan of Reorganization by the Advanced Series Trust on behalf of the AST DeAM Small-Cap Value Portfolio and the AST Small-Cap Value Portfolio.

B	Prospectus for the AST Small-Cap Value Portfolio, dated May 1, 2008. [For purposes of this EDGAR filing, the document is incorporated herein by reference to the Trust's post-effective amendment to its registration statement on Form N-1A, Reg. No. 033-24962, File No. 811-05186, filed on April 18, 2008.]

Exhibit A

ADVANCED SERIES TRUST

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this __ day of __, 2008 by Advanced Series Trust ("AST" or the "Trust"), a business trust organized under the laws of the State of Massachusetts, on behalf of the AST DeAM Small-Cap Value Portfolio (the "Target Portfolio") and the AST Small-Cap Value Portfolio (the "Acquiring Portfolio"), each having its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Together, the Target Portfolio and Acquiring Portfolio are referred to as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares, par value $0.001 each, of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be July 18, 2008, or such other date as determined by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date, or such other time or place as determined by AST's officers. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of each Target Portfolio.

AST makes the following representations and warranties about each Target Portfolio:

(a)  The Target Portfolio is a series of AST, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, par value $0.001, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2007, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal

Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, par value $0.001, each outstanding share of which has full voting rights and is freely paid, non-assessable, and fully transferable.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2007, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolios.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(b)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(c)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(d)  AST intends that, by the Closing, each of the Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(e)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall each execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  [RESERVED]

(e)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(f)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Portfolios, pro rata based on net assets of the Portfolios.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2008, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and none of AST, the Portfolio, the trustees, the officers, the agents or the shareholders shall have any liability with respect to this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolios, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued a Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to either AST at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, AST has executed this Plan by a duly authorized officer, as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the AST DeAM Small-Cap Value Portfolio

By: Name: Title:

ADVANCED SERIES TRUST on behalf of the AST Small-Cap Value Portfolio

By: Name: Title:

PART B

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
May 23, 2008

Reorganization of the AST DeAM Small-Cap Value Portfolio
into the AST Small-Cap Value Portfolio

This Statement of Additional Information (the "SAI") expands upon and supplements information contained in the combined Prospectus/Proxy Statement, dated , 2008, relating to the reorganization of the AST DeAM Small-Cap Value Portfolio, a series of Advanced Series Trust (the "Trust") with, and into, the AST Small-Cap Value Portfolio, a separate series of the Trust.

This SAI relates specifically to the proposed Plan of Reorganization (the "Plan"), by the Trust, on behalf of the AST DeAM Small-Cap Value Portfolio (the "DeAM Portfolio") and the AST Small-Cap Value Portfolio (the "SCV Portfolio" and together with the DeAM Portfolio, the "Portfolios"). The Plan provides for the transfer of all of DeAM Portfolio's assets to the SCV Portfolio in exchange for the SCV Portfolio's assumption of all of the DeAM Portfolio's liabilities and the SCV Portfolio's issuance to the DeAM Portfolio of shares of beneficial interest in SCV Portfolio. The SCV Portfolio shares received by the DeAM Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the DeAM Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the DeAM Portfolio, on a pro rata basis, of such SCV Portfolio shares to its shareholders in complete liquidation of the DeAM Portfolio. A vote in favor of the Plan by the shareholders of the DeAM Portfolio will constitute a vote in favor of the liquidation of the DeAM Portfolio and the termination of the DeAM Portfolio as a separate series of the Fund.

This SAI consists of this cover page, information on investment restrictions, and two attachments the Statement of Additional Information of the Trust dated May 1, 2008, and the Trust's Annual Report to Shareholders for the period ended December 31, 2007, both of which are incorporated herein by reference (which means that those documents are legally part of this SAI).

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated May 23, 2008, which relates to the above-referenced reorganization Plan. You can request a copy of the Prospectus/Proxy Statement by calling 800-752-6342 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The Securities and Exchange Commission ("SEC") maintains a website (www.sec.gov) that contains the Statement of Additional Information of the Trust, the Trust's annual and semi-annual reports to shareholders, and other information regarding the Trust.

TABLE OF CONTENTS

B-3	Investment Restrictions

B-5	Attachments

INVESTMENT RESTRICTIONS

The fundamental investment restrictions for the AST DeAM Small-Cap Value Portfolio (the "DeAM Portfolio") are the same as the fundamental investment restrictions for the AST Small-Cap Value Portfolio (the "SCV Portfolio" and together with the DeAM Portfolio, the "Portfolios").

As a matter of fundamental policy, the Portfolios may not:

1.  issue senior securities, except as permitted under the 1940 Act.

2.  borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from persons to the extent permitted by applicable law, including the Investment Company Act of 1940, or to the extent permitted by any exemption from the Investment Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3.  underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4.  purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5.  purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

6.  make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the Investment Company Act of 1940 or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7.  purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The AST Cohen & Steers Realty Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

8.  with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. With respect to investment restriction (6), the restriction on making loans is not considered to limit a Portfolio's investments in loan participations and assignments.

ATTACHMENTS

The Statement of Additional Information ("SAI"), dated May 1, 2008, of Advanced Series Trust (the "Trust") is incorporated herein by reference. The SAI will be provided to all shareholders requesting this document. [For purposes of this EDGAR filing, the document is incorporated herein by reference to the Trust's post-effective amendment to its registration statement on Form N-1A, Reg. No. 033-24962, File No. 811-05186, filed on April 18, 2008.]

The Trust's Annual Report to Shareholders for the period ended December 31, 2007 is incorporated herein by reference. The Annual Report will be provided to all shareholders requesting this document. [For purposes of this EDGAR filing, the document is incorporated herein by reference to the Trust's N-CSR filing on March 7, 2008, Reg. No. 033-24962, File No. 811-05186.]

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THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS
SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-888-221-0697

OR LOG ON TO WWW.PROXYWEB.COM

[INSURANCE COMPANY NAME PRINTS HERE]

AST DeAM Small-Cap Value Portfolio

OF

ADVANCED SERIES TRUST

Special Meeting of Shareholders – July 1, 2008

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST (THE “TRUST”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE AST DeAM SMALL-CAP VALUE PORTFOLIO OF THE TRUST TO BE HELD ON JULY 1, 2008 AT 10 A.M. EASTERN TIME AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 14th FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07201.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Trust shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal.  If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Prospectus/Proxy Statement is hereby acknowledged.

☐             (Please sign in box)

Sign here exactly as name appear(s) on left.

Joint owners should each sign personally.  If only one signs, his or her signature will be binding.  If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation.  If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or hew own name, indicating that he or she is a “Partner.”

Please fill in box (es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :

To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) by Advanced Series Trust on behalf of AST DeAM Small-Cap Value Portfolio (the “Target Portfolio”) and AST Small-Cap Value Portfolio (the “Acquiring Portfolio”) and the transactions contemplated thereby, including (i) the transfer of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange for full and fractional shares of the Acquiring Portfolio, (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio, and (iii) the dissolution of the Target Portfolio as soon as practicable after the Closing, all upon and subject to the terms of the Plan of Reorganization.

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST

RECOMMENDS A VOTE “FOR” THE PROPOSAL